SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 15, 2005

Date of report (Date of earliest event reported)

Security Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

Eight Greenwich Office Park, Third Floor, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

203-625-0770
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                          Changes in Registrant’s Certifying Accountants.

On April 15, 2005, Security Capital Corporation’s (the “Company”) principal accountant, Ernst & Young LLP (“Ernst & Young”), notified the Chairman of the Audit Committee of the Board of Directors that it declines to stand for re-appointment as the Company’s principal accountant after completion of the current annual audit of the Company’s financial statements for the fiscal year ended December 31, 2004.  A copy of the Company’s press release announcing such notification is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the notification from Ernst & Young on April 15, 2005: (i) there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).  In addition, Ernst & Young’s reports on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Ernst & Young with a copy of the above disclosures and has requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements made by the Company.  A copy of that letter, dated April 21, 2005, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The Audit Committee has commenced the process of selecting an independent registered public accounting firm to replace Ernst & Young as the Company’s principal accountant.

Item 9.01.                                          Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press Release of Security Capital Corporation, dated April 21, 2005.

99.2                           Letter, dated April 21, 2005, from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2005
SECURITY CAPITAL CORPORATION

	By:	/s/ William R. Schlueter
		Name:	William R. Schlueter
		Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Security Capital Corporation, dated April 21, 2005.

99.2	Letter, dated April 21, 2005, from Ernst & Young LLP.